Other Gains - Net (Tables)	6 Months Ended
Jun. 30, 2023
Other Income (Losses) Net [Abstract]
Schedule of Other Gains - Net
8.
Other Gains – Net

	Six Months Ended June 30,
	2022	2023
	RMB’000	RMB’000
Net foreign exchange gains	7,762	3,431
Investment income from investments at fair value through profit and loss	386	5,444
Investment income from wealth management products	140	-
Other gain / (loss) (i)	953	(707)
	9,241	8,168

(i)
During the six months ended June 30, 2023, related to the Company’s termination of its construction project in the People's Republic of China (the "PRC") and the related repurchase of the land use rights by the Jiangsu Taicang High-tech Industrial Development Zone Administrative Commission ("Jiangsu Taicang HIDC"), the Group incurred a loss on disposal of land use rights of RMB 0.3 million (USD 0.04 million) (Notes 13 and 16). During the six months ended June 30 2022, the Company received an insurance recovery of RMB 1.0 million.